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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2006

                         TRIPLE-S MANAGEMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Puerto Rico                    000-49762                 66-0555678
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

        Registrant's telephone number, including area code: 787-749-4949

                                 Not Applicable
              (Address of Principal Executive Offices and Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On April 30, 2006, Triple-S Management Corporation (the "Corporation") held its Annual Meeting of Shareholders. At the meeting, shareholders of the Corporation approved the Amended and Restated Articles of Incorporation (the "Amended and Restated Articles") and the Amended and Restated Bylaws of the Corporation (the "Amended and Restated Bylaws") in the forms presented to the holders of the Corporation's common stock entitled to vote at the meeting. Copies of the Amended and Restated Articles and the Amended and Restated Bylaws as adopted are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein in their entirety.

The adoption of the Amended and Restated Articles and the Amended and Restated Bylaws had the effect of substituting certain restrictions on the transfer of the Corporation's common stock for restrictions that are more consistent with those of similar publicly traded companies. For a detailed description of the amendments, please refer to the sections entitled "--Description of the Amended and Restated Articles of Incorporation" and "--Description of the Amended and Restated Bylaws" in the Corporation's definitive Proxy Statement used in connection with its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 3, 2006.

The Amended and Restated Articles will become effective upon the filing thereof with the Puerto Rico Department of State. On May 1, 2006, the Government of the Commonwealth of Puerto Rico suspended certain non-essential services, including the services offered by the Department of State, as a result of the projected budget deficit for the fiscal year ending June 30, 2006. As a result, the Corporation has been unable to file the Amended and Restated Articles with the Department of State and cannot reasonably anticipate when it will be able to do so. The Amended and Restated Bylaws became effective immediately following the approval by the shareholders on April 30, 2006.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits

         3.1 Amended and Restated Articles of Incorporation of Triple-S Management Corporation.

         3.2    Amended and Restated Bylaws of Triple-S Management Corporation.


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                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRIPLE-S MANAGEMENT CORPORATION


Date: May 4, 2006                     By:    /s/ Ramon M. Ruiz Comas
                                             -----------------------
                                      Name:  Ramon M. Ruiz-Comas
                                      Title: President & Chief Executive Officer


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